Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces Second Quarter 2018 Financial Results

                Total revenue of $60.6 million grew 10% year-over-year

Charleston, S.C. – August 2, 2018 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading cloud-based benefits management platform and services provider, today announced its second quarter 2018 financial results.

“Benefitfocus had a strong second quarter, highlighted by revenue and profitability that were above expectations,” said Ray August, President and Chief Executive Officer of Benefitfocus.  “We are pleased with our performance in the quarter, and we have a solid foundation to accelerate future recurring revenue growth.”

August added, “The market continues to show strong adoption of our BenefitsPlace platform, which provides a significant new revenue opportunity for Benefitfocus. For the first time, we have a breadth of benefits products to protect consumers’ health, wealth and lifestyle for every stage of life. BenefitsPlace is emerging as the industry’s platform of choice. We are making it far easier for consumers to purchase the right benefits and bring peace of mind to their families.”

Second Quarter 2018 Financial Highlights

Revenue

•	Total revenue was $60.6 million, an increase of 10% compared to the second quarter of 2017.
•	Software services revenue was $48.3 million, an increase of 13% compared to the second quarter of 2017.
•	Professional services revenue was $12.3 million, a decrease of 2% compared to the second quarter of 2017.
•	Employer revenue was $39.4 million, an increase of 17% compared to the second quarter of 2017.
•	Carrier revenue was $21.2 million, a decrease of 1% compared to the second quarter of 2017.

Net Loss

•

GAAP net loss was ($14.3) million, compared to ($13.9) million in the second quarter of 2017. GAAP net loss per share was ($0.45), based on 31.8 million basic and diluted weighted average common shares outstanding, compared to ($0.45) for the second quarter of 2017, based on 31.1 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Loss and Adjusted EBITDA

•

Non-GAAP net loss was ($7.7) million, compared to ($10.8) million in the second quarter of 2017. Non-GAAP net loss per share was ($0.24), based on 31.8 million basic and diluted weighted average common shares outstanding, compared to ($0.35) for the second quarter of 2017, based on 31.1 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was ($0.6) million, compared to ($3.9) million in the second quarter of 2017.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

•	Cash and cash equivalents at June 30, 2018 totaled $53.3 million, compared to $54.8 million at the end of the first quarter of 2018.

Second Quarter and Recent Business Highlights

•	We ended the quarter with 997 large employer customers, up from 893 at the end of the prior year period, and 948 at the end of the first quarter of 2018
•	We ended the quarter with 6 BenefitsPlace Carriers and 12 BenefitsPlace Specialty Product Suppliers.
•

We signed agreements to expand our facilities in both Salt Lake City, Utah and Tulsa, Okla. helping Benefitfocus add new staff to strengthen its relationships with carrier, employer and broker partners, and pursue additional organic growth opportunities.

•

We named Ken Haderer as Executive Vice President, Global Operations to help accelerate our platform strategy.  Prior to joining Benefitfocus, Haderer was President of North America at Mercer, a leading, global brokerage and human resources consulting firm.

Business Outlook

Based on information available as of August 2, 2018, Benefitfocus is providing guidance for the third quarter and full year 2018 as indicated below.

Third Quarter 2018:

•	Total revenue is expected to be in the range of $58.0 million to $60.0 million.
•

Non-GAAP net loss is expected to be in the range of ($11.0) million to ($9.0) million, or ($0.35) to ($0.28) per share, based on 31.9 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($4.0) million to ($2.0) million.

Full Year 2018:

•	Total revenue is expected to be in the range of $253.0 million to $258.0 million.
•

Non-GAAP net loss is expected to be in the range of ($23.0) million to ($17.0) million, or ($0.72) to ($0.54) per share, based on 31.7 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $7.0 million to $13.0 million.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, August 2, 2018, at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (877) 407-9039 (domestic) or (201) 689-8470 (international). A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. After the conference call, a replay will be available until August 9, 2018, and can be accessed by dialing (844) 512-2921 (domestic) or (412) 317-6671 (international) with passcode 13681546.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) unifies the entire U.S. benefits industry on a single technology platform to protect consumers' health, wealth and lifestyle. Our powerful cloud-based software, data-driven insights and thoughtfully-designed services, enable employers, insurance brokers and carriers to simplify the complexity of benefits administration and deliver a world-class benefits experience. The Benefitfocus Platform is industry leading in reliability and peak response rate. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating income (loss), net loss, net loss per common share, and adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating income (loss), net loss and net loss per share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets, offering costs expensed, if any, and costs not core to our business, if any.  We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense, expense related to the impairment of goodwill and intangible assets, offering cost expensed, and costs not core to our business.  Beginning with the second quarter of 2018 and to align with other non-GAAP financial metrics that we report from time to time, we revised our definition of adjusted EBITDA to also exclude stock offering costs expensed, if any, and have applied this change retrospectively to all periods presented.  Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our continuing losses and need to achieve GAAP profitability; fluctuations in our financial results; risks related to changing healthcare and other applicable regulations; our ability to maintain our culture, recruit and retain qualified personnel and effectively expand our sales force; cyber-security risks;  the immature and volatile market for our products and services; the need to innovate and provide useful products and services; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings,  copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec-filings or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue	$60,581	$55,089	$122,944	$112,712
Cost of revenue (1)(2)	30,721	29,696	62,124	61,898
Gross profit	29,860	25,393	60,820	50,814
Operating expenses:(1)(2)
Sales and marketing	18,400	17,863	38,317	35,886
Research and development	12,128	12,473	24,151	24,654
General and administrative	10,387	5,877	20,080	13,634
Total operating expenses	40,915	36,213	82,548	74,174
Loss from operations	(11,055)	(10,820)	(21,728)	(23,360)
Other income (expense):
Interest income	68	47	126	74
Interest expense on building lease financing obligations	(1,867)	(1,861)	(3,733)	(3,721)
Interest expense on other borrowings	(1,415)	(1,210)	(2,732)	(2,272)
Other expense	13	(1)	13	(149)
Total other expense, net	(3,201)	(3,025)	(6,326)	(6,068)
Loss before income taxes	(14,256)	(13,845)	(28,054)	(29,428)
Income tax expense	5	5	9	5
Net loss	$(14,261)	$(13,850)	$(28,063)	$(29,433)
Comprehensive loss	$(14,261)	$(13,850)	$(28,063)	$(29,433)

Net loss per common share:
Basic and diluted	$(0.45)	$(0.45)	$(0.89)	$(0.95)
Weighted-average common shares outstanding:
Basic and diluted	31,806,972	31,076,995	31,571,468	30,868,888

(1) Stock-based compensation included in above line items:
Cost of revenue	$900	$460	$1,611	$1,121
Sales and marketing	1,257	925	2,211	2,257
Research and development	841	739	1,609	1,458
General and administrative	1,676	738	3,568	2,414

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$35	$35	$69	$71
Sales and marketing	13	13	27	26
Research and development	11	12	23	24
General and administrative	5	5	9	8

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of June 30, 2018	As of December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$53,292	$55,335
Accounts receivable, net	26,771	30,091
Contract, prepaid and other current assets	13,776	15,859
Total current assets	93,839	101,285
Property and equipment, net	71,382	72,681
Intangible assets, net	21	150
Goodwill	1,634	1,634
Deferred contract costs and other non-current assets	14,426	16,253
Total assets	$181,302	$192,003
Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$845	$4,260
Accrued expenses	11,299	9,110
Accrued compensation and benefits	14,707	14,250
Deferred revenue, current portion	36,868	43,804
Revolving line of credit, current portion	28,000	24,000
Financing and capital lease obligations, current portion	4,395	3,423
Total current liabilities	96,114	98,847
Deferred revenue, net of current portion	14,100	11,223
Revolving line of credit, net of current portion	39,246	32,246
Financing and capital lease obligations, net of current portion	56,765	55,597
Other non-current liabilities	2,589	2,809
Total liabilities	208,814	200,722
Commitments and contingencies
Stockholders' deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at June 30, 2018 and December 31, 2017	–	–
Common stock, par value $0.001, 50,000,000 shares authorized, 31,825,997 and 31,307,989 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	32	31
Additional paid-in capital	361,765	352,496
Accumulated deficit	(389,309)	(361,246)
Total stockholders' deficit	(27,512)	(8,719)
Total liabilities and stockholders' deficit	$181,302	$192,003

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2018	2017
Cash flows from operating activities
Net loss	$(28,063)	$(29,433)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	7,957	7,945
Stock-based compensation expense	8,999	7,250
Interest accrual on financing obligation	3,758	3,747
Loss on disposal or impairment of property and equipment	–	149
Provision for doubtful accounts	364	61
Changes in operating assets and liabilities:
Accounts receivable, net	2,956	5,112
Accrued interest on short-term investments	–	7
Contract, prepaid and other current assets	2,182	5,017
Deferred contract costs and other non-current assets	2,003	3,041
Accounts payable and accrued expenses	(1,110)	(3,197)
Accrued compensation and benefits	458	(2,669)
Deferred revenue	(4,059)	(2,959)
Other non-current liabilities	(218)	(467)
Net cash and cash equivalents used in operating activities	(4,773)	(6,396)
Cash flows from investing activities
Proceeds from maturity of short-term investments held to maturity	–	2,000
Purchases of property and equipment	(3,561)	(3,825)
Net cash and cash equivalents used in investing activities	(3,561)	(1,825)
Cash flows from financing activities
Draws on revolving line of credit	59,000	53,000
Payments on revolving line of credit	(48,000)	(41,000)
Proceeds from exercises of stock options and ESPP	270	3,161
Payments on financing and capital lease obligations	(4,979)	(4,398)
Net cash and cash equivalents provided by financing activities	6,291	10,763
Net (decrease) increase in cash and cash equivalents	(2,043)	2,542
Cash and cash equivalents, beginning of period	55,335	56,853
Cash and cash equivalents, end of period	$53,292	$59,395

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$272	$732
Property and equipment purchased with financing and capital lease obligations	$3,085	$—
Post contract support purchased with financing obligations	$275	$—

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$29,860	$25,393	$60,820	$50,814
Amortization of acquired intangible assets	35	35	69	71
Stock-based compensation expense	900	460	1,611	1,121
Total net adjustments	935	495	1,680	1,192
Non-GAAP gross profit	$30,795	$25,888	$62,500	$52,006

Reconciliation from Operating Loss to Non-GAAP Operating Income (Loss):
Operating loss	$(11,055)	$(10,820)	$(21,728)	$(23,360)
Amortization of acquired intangible assets	64	65	128	129
Stock-based compensation expense	4,674	2,862	8,999	7,250
Offering costs expensed	257	—	257	—
Costs not core to our business	1,524	121	2,895	121
Total net adjustments	6,519	3,048	12,279	7,500
Non-GAAP operating income (loss)	$(4,536)	$(7,772)	$(9,449)	$(15,860)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(14,261)	$(13,850)	$(28,063)	$(29,433)
Depreciation	2,999	3,081	5,976	6,192
Amortization of software development costs	964	794	1,853	1,624
Amortization of acquired intangible assets	64	65	128	129
Interest income	(68)	(47)	(126)	(74)
Interest expense on building lease financing obligations	1,867	1,861	3,733	3,721
Interest expense on other borrowings	1,415	1,210	2,732	2,272
Income tax expense	5	5	9	5
Stock-based compensation expense	4,674	2,862	8,999	7,250
Offering costs expensed	257	—	257	—
Costs not core to our business	1,524	121	2,895	121
Total net adjustments	13,701	9,952	26,456	21,240
Adjusted EBITDA	$(560)	$(3,898)	$(1,607)	$(8,193)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(14,261)	$(13,850)	$(28,063)	$(29,433)
Amortization of acquired intangible assets	64	65	128	129
Stock-based compensation expense	4,674	2,862	8,999	7,250
Offering costs expensed	257	—	257	—
Costs not core to our business	1,524	121	2,895	121
Total net adjustments	6,519	3,048	12,279	7,500
Non-GAAP net loss	$(7,742)	$(10,802)	$(15,784)	$(21,933)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(7,742)	$(10,802)	$(15,784)	$(21,933)

Weighted average shares outstanding - basic and diluted	31,806,972	31,076,995	31,571,468	30,868,888
Shares used in computing non-GAAP net loss per share - basic and diluted	31,806,972	31,076,995	31,571,468	30,868,888
Non-GAAP net loss per common share - basic and diluted	$(0.24)	$(0.35)	$(0.50)	$(0.71)

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Guidance Ranges

(in millions, except per share data)

	Third Quarter 2018		Full Year 2018
	Range		Range
	Low	High	Low	High
Reconciliation from Net Loss Guidance to Adjusted EBITDA Guidance:
Net loss - Guidance range	$(16.6)	$(14.6)	$(46.7)	$(40.7)
Depreciation and amortization	4.1	4.1	17.7	17.7
Interest income	—	—	(0.1)	(0.1)
Interest expense	3.0	3.0	12.7	12.7
Income tax expense	—	—	—	—
Stock-based compensation expense	4.8	4.8	18.8	18.8
Offering costs expensed	—	—	0.3	0.3
Costs not core to business	0.7	0.7	4.3	4.3
Total net adjustments	12.6	12.6	53.7	53.7
Adjusted EBITDA - Guidance range	$(4.0)	$(2.0)	$7.0	$13.0

Reconciliation from Net Loss Guidance to Non-GAAP Net Loss Guidance:
Net loss - Guidance range	$(16.6)	$(14.6)	$(46.7)	$(40.7)
Amortization of acquired intangible assets	0.1	0.1	0.3	0.3
Stock-based compensation expense	4.8	4.8	18.8	18.8
Offering costs expensed	—	—	0.3	0.3
Costs not core to business	0.7	0.7	4.3	4.3
Total net adjustments	5.6	5.6	23.7	23.7
Non-GAAP net loss - Guidance range	$(11.0)	$(9.0)	$(23.0)	$(17.0)

Calculation of Non-GAAP Earnings Per Share Guidance:
Non-GAAP net loss - Guidance range	$(11.0)	$(9.0)	$(23.0)	$(17.0)

Weighted average shares outstanding - basic and diluted	31.9	31.9	31.7	31.7
Shares used in computing non-GAAP net loss per share - basic and diluted	31.9	31.9	31.7	31.7
Non-GAAP net loss per common share - basic and diluted	$(0.35)	$(0.28)	$(0.72)	$(0.54)